Basis of Presentation (Policies)	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Accounting Policies [Abstract]
Basis of Presentation

The accompanying unaudited condensed consolidated financial statements of Rice Energy Inc. (the “Company,” “we,” “our,” and “us”) have been prepared by the Company’s management in accordance with generally accepted accounting principles in the United States (“GAAP”) for interim financial information and applicable rules and regulations promulgated under the Exchange Act. Accordingly, they do not include all of the information and footnotes required by GAAP for annual financial statements. The unaudited condensed consolidated financial statements included herein contain all adjustments which are, in the opinion of management, necessary to present fairly the Company’s financial position as of September 30, 2014 and its condensed consolidated statements of operations for the three and nine months ended September 30, 2014 and 2013 and of cash flows for the nine months ended September 30, 2014 and 2013. The condensed consolidated statements of operations for the three and nine months ended September 30, 2014 and 2013 are not necessarily indicative of the results to be expected for future periods. A corporate reorganization occurred concurrently with the completion of our IPO on January 29, 2014. As a part of this corporate reorganization, we acquired all of the outstanding membership interests in Rice Appalachia and Rice Drilling B (other than those already held by Rice Appalachia) in exchange for shares of our common stock. Our business continues to be conducted through Rice Drilling B, now a wholly owned subsidiary. This reorganization constituted a common control transaction and the accompanying consolidated financial statements are presented as though this reorganization had occurred for the earliest period presented. These condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes therein for the year ended December 31, 2013, as filed with the Securities and Exchange Commission by the Company in its 2013 Annual Report. Certain prior period financial statement amounts have been reclassified to conform to current period presentation.

New Accounting Pronouncements

In May 2014, the FASB issued ASU, No. 2014-09, “Revenue from Contracts with Customers (Topic 606),” or ASU No. 2014-09. The FASB created Topic 606 which supersedes the revenue recognition requirements in Topic 605, “Revenue Recognition,” and most industry-specific guidance throughout the Industry Topics of the Codification. ASU 2014-09 will enhance comparability of revenue recognition practices across entities, industries and capital markets compared to existing guidance. Additionally, ASU 2014-09 will reduce the number of requirements to which an entity must consider in recognizing revenue as this update will replace multiple locations for guidance. The FASB and International Accounting Standards Board initiated this joint project to clarify the principles for recognizing revenue and to develop a common revenue standard for both U.S. GAAP and International Financial Reporting Standards. ASU 2014-09 is effective for fiscal and interim periods beginning after December 15, 2016 and should be applied retrospectively. Early adoption of this standard is not permitted. The Company is currently evaluating the impact of the provisions of ASU 2014-09.

Organization, Operations and Principles of Consolidation

Organization, Operations and Principles of Consolidation

The consolidated financial statements of the Company include the accounts of Rice Energy Inc. (“the Company” or “Rice Energy”) and its wholly owned subsidiaries, Rice Drilling B LLC (“Rice Drilling B”), Rice Drilling C LLC (“Rice C”), Rice Drilling D LLC (“Rice D”), RDB Real Estate Holdings LLC (“RDB Real Estate”), Blue Tiger Oilfield Services LLC (“Blue Tiger”), Rice Poseidon Midstream LLC (“Rice PM”), and Rice Olympus Midstream LLC (“Rice OM”). All significant intercompany accounts have been eliminated in consolidation.

In October 2013, the Company was formed as a Delaware corporation for the purpose of becoming a publicly traded company and the holding company of Rice Drilling B. The historical financial information contained in this report relates to periods that ended prior to the completion of the IPO of Rice Energy. In connection with the completion of its IPO and corporate reorganization on January 29, 2014, Rice Energy became a holding company whose sole material asset consists of a 100% indirect ownership interest in Rice Drilling B. As the sole managing member of Rice Drilling B, Rice Energy is responsible for all operational, management and administrative decisions relating to Rice Drilling B. Accordingly, this reorganization constituted a common control transaction and the accompanying consolidated financial statements are presented as though this reorganization had occurred for the earliest period presented herein.

On January 25, 2012, Rice Partners, the owner of 90% of the total shares outstanding in Rice Energy, assigned its preferred units in Rice Energy to its wholly owned subsidiary, Rice Energy Appalachia LLC (“REA”). Concurrent with Rice Partners’ assignment of its shares to REA, REA and Natural Gas Partners (“NGP”), a private equity firm, finalized a $100.0 million equity commitment to REA from NGP of which $75 million of NGP’s commitment was funded at closing on January 25, 2012. Cash proceeds from the investments were contributed by REA to Rice Energy. NGP received a put right with respect to their equity investment at REA which was contingently exercisable upon the occurrence of certain events. The earliest date that this put right could have been exercised is January 25, 2017. The fair value of this put right was de minimis given the accretion in fair value of REA. In conjunction with the equity investment in NGP, Daniel J. Rice III converted his outstanding promissory notes into equity of REA. On August 30, 2012, NGP funded the remaining $25 million of its commitment at REA.

During the year ended December 31, 2013, REA finalized a $300 million equity commitment from NGP, of which approximately $200 million was funded in April 2013 and contributed to Rice Energy. Cash proceeds from the investment were used to partially fund our Utica Shale leasehold acquisitions in southeastern Ohio. NGP’s equity commitments terminated in connection with the closing of the Rice Energy Inc. (“Rice Energy”) initial public offering (“IPO”).

Rice Drilling B is the operating company of Rice Energy and as such is engaged in the acquisition, exploration, and development of natural gas properties in the Appalachian Basin.

Use of Estimates

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates and changes in these estimates are recorded when known.

Revenue Recognition

Revenue Recognition

Sales of natural gas are recognized when natural gas has been delivered to a custody transfer point, persuasive evidence of a sales arrangement exists, the rights and responsibility of ownership pass to the purchaser upon delivery, collection of revenue from the sale is reasonably assured, and the sales price is fixed or determinable. Natural gas is sold by the Company under contracts with the Company’s natural gas marketers. Pricing provisions are tied to the Platts Gas Daily market prices.

Cash

Cash

The Company maintains cash at financial institutions which may at times exceed federally insured amounts and which may at times significantly exceed consolidated balance sheet amounts due to outstanding checks. The Company has no other accounts that are considered cash equivalents.

Accounts Receivable

Accounts Receivable

Accounts receivable are primarily from the Company’s two gas marketers. The Company extends credit to parties in the normal course of business based upon management’s assessment of their creditworthiness. A valuation allowance is provided for those accounts for which collection is estimated as doubtful; uncollectible accounts are written off and charged against the allowance. In estimating the allowance, management considers, among other things, how recently and how frequently payments have been received and the financial position of the party. There was no allowance recorded for any of the periods presented in the consolidated financial statements. Accounts receivable as of December 31, 2013 and 2012 are detailed below.

	December 31,
(in thousands)	2013	2012
Natural gas sales	$16,534	$5,564
Joint interest	6,391	1,810
Other	8,840	1,183

Total accounts receivable	$31,765	$8,557

Investments in Joint Ventures

Investments in Joint Ventures

The Company accounts for its oilfield service company joint venture investment and for periods prior to the completion of the Marcellus JV Buy-In accounted for our Marcellus joint venture investment, under the equity method of accounting as we have significant influence, but not control, over the joint ventures as of December 31, 2013.

Under the equity method of accounting, investments are carried at cost, adjusted for the Company’s proportionate share of the undistributed earnings or losses and reduced for any distributions from the investment. The Company also evaluates its equity method investments for potential impairment whenever events or changes in circumstances indicate that there is an other-than-temporary decline in value of the investment. Such events may include sustained operating losses by the investee or long-term negative changes in the investee’s industry. These indicators were not present, and as a result, the Company did not recognize any impairment charges related to its equity method investments for any of the periods presented in the consolidated financial statements.

On January 29, 2014, in connection with the closing of the IPO and pursuant to the Transaction Agreement between it and Alpha Holdings dated as of December 6, 2013 (the “Transaction Agreement”), Rice Energy completed its acquisition of Alpha Holdings’ 50% interest in its Marcellus joint venture (“Marcellus JV Buy-In”) in exchange for total consideration of $322 million, consisting of $100 million of cash and its issuance to Alpha Holdings of 9,523,810 shares of our common stock. See Note 15 for additional information.

Natural Gas Properties

Natural Gas Properties

The Company uses the successful efforts method of accounting for gas-producing activities. Costs to acquire mineral interests in gas properties, to drill and equip exploratory wells that result in proved reserves, are capitalized. Costs to drill exploratory wells that do not identify proved reserves as well as geological and geophysical costs and costs of carrying and retaining unproved properties are expensed. The Company wrote off approximately $8.1 million of costs associated with the drilling of the Bigfoot 7H in the fourth quarter of 2013.

Unproved gas properties that are individually significant are periodically assessed for impairment of value, and a loss is recognized at the time of impairment by providing an impairment allowance. Capitalized costs of producing gas properties and support equipment directly related to such properties, after considering estimated residual salvage values, are depreciated and depleted by the units of production method. Support equipment and other property and equipment not directly related to gas properties are depreciated over their estimated useful lives.

Management’s estimates of proved reserves are based on quantities of natural gas that engineering and geological analysis demonstrates, with reasonable certainty, to be recoverable from established reservoirs in the future under current operating and economic conditions. External engineers prepare the annual reserve and economic evaluation of all properties on a well-by-well basis. Additionally, the Company adjusts natural gas reserves for major well rework or abandonment during the year as needed. The process of estimating and evaluating natural gas reserves is complex, requiring significant decisions in the evaluation of available geological, geophysical, engineering, and economic data. The data for a given property may also change substantially over time as a result of numerous factors, including additional development activity, evolving production history and a continual reassessment of the viability of production under changing economic conditions. As a result, revisions in existing reserve estimates occur from time to time. Although every reasonable effort is made to ensure that reserve estimates represent the Company’s most accurate assessments possible, the subjective decisions and variances in available data for various properties increase the likelihood of significant changes in these estimates over time. Because estimates of reserves significantly affect the Company’s depreciation, depletion, and amortization expense, a change in the Company’s estimated reserves could have a material effect on the Company’s operating results.

On the sale of an entire interest in an unproved property for cash, a gain or loss on the sale is recognized, taking into consideration the amount of any recorded impairment if the property had been assessed individually. If a partial interest in an unproved property is sold, the amount received is treated as a reduction of the cost of the interest retained unless the proceeds received are in excess of the cost basis which would result in gain on sale.

Interest

Interest

The Company capitalizes interest on expenditures for significant exploration and development projects while activities are in progress to bring the assets to their intended use. Upon completion of construction of the asset, the associated capitalized interest costs are included within our asset base and depleted accordingly. The following table summarizes the components of the Company’s interest incurred for the periods indicated (in thousands):

	2013	2012	2011
Interest incurred:
Interest capitalized	$8,034	$7,695	$5,405
Interest expensed	17,915	3,487	531

Total incurred	$25,949	$11,182	$5,936

Property and Equipment

Property and Equipment

Property and equipment are recorded at cost and are being depreciated over estimated useful lives of three to forty years on a straight-line basis. Accumulated depreciation was $1.3 million and $0.6 million at December 31, 2013 and 2012, respectively. Depreciation expense was $0.7 million, $0.6 million and $0.1 million for the years ended December 31, 2013, 2012 and 2011, respectively, and is included in depreciation, depletion, and amortization expense in the accompanying statements of consolidated operations.

Long-Lived Assets

Long-Lived Assets

Long-lived assets to be held and used or disposed of other than by sale are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. When required, impairment losses on assets to be held and used or disposed other than by sale are recognized based on the fair value of the asset. Long-lived assets to be disposed of by sale are reported at the lower of their carrying amount or fair value less selling costs.

Deferred Financing Costs

Deferred Financing Costs

Deferred financing costs are amortized on a straight-line basis, which approximates the interest method, over the term of the related agreement. Accumulated amortization was $14.3 million and $9.9 million at December 31, 2013 and 2012, respectively. Amortization expense was $5.2 million , $7.2 million and $2.7 million for the years ended December 31, 2013, 2012 and 2011, respectively. The annual amortization of deferred financing costs for years subsequent to December 31, 2013, is expected to be approximately $1.9 million in 2014, $1.9 million in 2015, $1.9 million in 2016, $1.9 million in 2017 and $1.1 million in 2018.

Delay Rental Agreements

Delay Rental Agreements

The Company has leased drilling rights under agreements which specify additional payments for the privilege of deferring drilling operations for another year. Costs incurred to extend such agreements were $1.6 million and $3.1 million for the years ended December 31, 2013 and 2012, respectively.

Asset Retirement Obligations

Asset Retirement Obligations

The Company records the fair value of a legal liability for an asset retirement obligation in the period in which it is incurred. For gas properties, this is the period in which a gas well is acquired or drilled. The Company’s retirement obligations relate to the abandonment of gas-producing facilities and include costs to reclaim drilling sites and dismantle and relocate or dispose of gathering systems, wells, and related structures. Estimates are based on historical experience in plugging and abandoning wells and estimated remaining lives of those wells based on reserve estimates.

When a new liability is recorded, the Company capitalizes the costs of the liability by increasing the carrying amount of the related long-lived asset. The liability is accreted to its present value each period and the capitalized cost is depreciated over the units of production basis.

Equity Incentives

Equity Incentives

The cost of employee and consultant services received in exchange for an award of equity instruments, such as restricted units, is measured based on the fair value of those instruments. Management established an estimated fair value for issued units based upon an income approach prior to December 31, 2013. At December 31, 2013, in connection with the IPO, a market approach was used. The restricted units are subject to a call option held by the Company which requires liability accounting for the restricted units. Details related to the restricted units are included in Notes 8 and 9.

Income Taxes

Income Taxes

The Company is treated as a partnership for federal and state income tax purposes. Consequently, the Company is not subject to income taxes; instead its members include the income in their tax returns.

Reclassifications

Reclassifications

Certain reclassifications have been made to prior periods’ financial information related to post production costs, restricted unit liability and asset retirement obligations to conform to the 2013 presentation.

Correction of Errors

Correction of Errors

The Company’s net income for the year ended December 31, 2012 included expense of approximately $1.7 million that related to prior periods. These corrections resulted in additional exploration expense of approximately $1.1 million, lease operating expense of $0.5 million, and other expense of $0.1 million recorded in 2012. These errors were not material to prior periods, individually or in the aggregate, and were not material to the 2012 period. These errors did not impact debt covenant compliance nor distort operating results. Therefore, these items were corrected in fiscal 2012.